SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2003

                                 FIBERCORE, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Nevada                    000-21823                  87-0445729
(State of other jurisdiction    (Commission File Number)    (I.R.S. Employer
  of incorporation)                                          Identification No.)

           253 Worcester Road, P.O. Box 180
                    Charlton, MA                                01507
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


        Registrant's telephone number, including area code (508) 248-3900

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)














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ITEM 5.    OTHER EVENTS

         On November 14, 2003, the Registrant voluntarily filed for protection under Chapter 11 of the U. S. Bankruptcy Code with the U.S. Bankruptcy Court for the District of Massachusetts and issued a press release, a copy of which is attached hereto as Exhibit 99.1.

         On December 12, 2003, the Registrant received a letter from Deloitte & Touche informing the Registrant that the client-auditor relationship between the Registrant and Deloitte & Touche LLP has ceased.

ITEM 7.  EXHIBITS

Exhibit Number        Description

Exhibit 99.1          Press Release of the Registrant, dated November 17, 2003.






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         Pursuant  to the  requirements  of the  Securities  Act  of  1934,  the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   FIBERCORE, INC.



                                   By:  /s/ John D. Ronnquist
                                        -------------------------
                                         Name:  John D. Ronnquist
                                         Title:  Interim Chief Financial Officer


Date:  December 19, 2003